UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 6, 2019

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

On June 6, 2019, the Marsh & McLennan Companies, Inc. ("MMC" or the "Company") filed information in a Current Report on Form 8-K/A related to its acquisition of Jardine Lloyd Thompson Group plc ("JLT"), which included unaudited pro forma financial information related to the combined MMC/JLT organization (the "Form 8-K/A").
Since quarterly financial information was not required in the Form 8-K/A, the Company has prepared unaudited supplemental financial information attached hereto as Exhibit 99.1 and incorporated herein by reference to provide quarterly revenue, expense and operating income of JLT for 2018 under U.S. GAAP and MMC accounting policies. The financial information also includes non-GAAP noteworthy adjustments that would be comparable to the noteworthy items reported by MMC in its quarterly earnings releases furnished to the SEC for the respective quarters of 2018. The information is intended to provide investors with an understanding of JLT’s 2018 results on a quarterly basis under U.S. GAAP and MMC accounting policies. The results do not include pro forma adjustments and therefore do not reflect the impact of divestitures and purchase accounting adjustments. The information provided is only for illustrative purposes and does not constitute a restatement of any of the financial statements or pro forma information previously filed with the SEC, which should be considered by investors in their entirety as filed. The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or Section 11 of the Securities Act of 1933, as amended, or otherwise subject to the liabilities of those sections.

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits

99.1	Supplemental Financial Schedules issued by Marsh & McLennan Companies, Inc. on June 6, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Katherine J. Brennan
Name:	Katherine J. Brennan
Title:	Deputy General Counsel, Chief Compliance Officer & Corporate Secretary

Date:      June 6, 2019

EXHIBIT INDEX

Exhibit No.           Exhibit

99.1	Supplemental Financial Schedules issued by Marsh & McLennan Companies, Inc. on June 6, 2019.

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